STATEMENT OF ADDITIONAL INFORMATION

WisdomTree Digital Trust

DATED NOVEMBER 1, 2024 (as revised, April 8, 2025)

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This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the current prospectuses (each, a “Prospectus” and, together the “Prospectuses”) for the following separate investment portfolios (each, a “Fund” and collectively, the “Funds”) of WisdomTree Digital Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WisdomTree Fixed Income Digital Funds (“Fixed Income Funds”)
WisdomTree Floating Rate Treasury Digital Fund (FLTTX)
WisdomTree Short-Term Treasury Digital Fund (WTSYX)
WisdomTree 3-7 Year Treasury Digital Fund (WTTSX)
WisdomTree 7-10 Year Treasury Digital Fund (WTSTX)
WisdomTree Long-Term Treasury Digital Fund (WTLGX)
WisdomTree TIPS Digital Fund (TIPSX)

WisdomTree Equity Digital Funds (“Equity Funds”)
WisdomTree 500 Digital Fund (SPXUX)
WisdomTree Technology & Innovation 100 Digital Fund (TECHX)

WisdomTree Asset Allocation Digital Funds (“Asset Allocation Funds”)
WisdomTree Short-Duration Income Digital Fund (WTSIX)
WisdomTree Siegel Global Equity Digital Fund (EQTYX)
WisdomTree Siegel Moderate Digital Fund (MODRX)
WisdomTree Siegel Longevity Digital Fund (LNGVX)

WisdomTree Money Market Digital Fund (“Money Market Fund”)
WisdomTree Government Money Market Digital Fund (WTGXX)

The current Prospectus for each Fund is dated November 1, 2024. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. This SAI contains the basic information you should know before investing in the Fund and we may amend this SAI from time to time. You should read this SAI together with each Fund’s Prospectus.

A free copy of the current Prospectus is available through the mobile application, WisdomTree Prime (App), made available by WisdomTree, which is available for download through the Apple App Store and Google Play. You can also view the current Prospectus and the annual/semi-annual report online through www.wisdomtree.com/investments.

Mutual funds and other investment products:

•	are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
•	are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
•	are subject to investment risks, including the possible loss of principal.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on April 19, 2021 and has multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a series of the Trust and is “diversified” (except for the Technology & Innovation 100 Digital Fund, which is “non-diversified”) within the meaning of the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as the investment adviser to each Fund. WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) is the ultimate parent company of the Adviser. Voya Investment Management Co. LLC (“Voya IM”) is the investment sub-adviser to the Fixed Income Funds and Government Money Market Fund. Mellon Investments Corporation (“Mellon”) is the investment sub-adviser to the Equity Funds and the Asset Allocation Funds. Voya IM and Mellon (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers”). Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of each Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

INVESTMENT STRATEGIES AND RISKS

GENERAL RISKS.

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by each Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, increase the expenses incurred by a Fund and/or affect a Fund’s ability to pursue its investment objective and a Fund’s performance.

Current market conditions risk is the risk that a particular investment, or shares of the Funds in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Funds' ability to achieve their investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United Sta intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Funds' portfolio investments and could result in disruptions in the trading markets.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the net asset value per share (“NAV”) and/or risk profile of the Funds.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions.

A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by a Fund, and thus the value of a Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed income securities with longer-term maturities. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Although certain Fixed Income Funds invest in short-term U.S. and/or non-U.S. money market securities, such Funds do not seek to maintain a constant NAV and are not traditional money market funds. Certain other Fixed Income Funds also invest in intermediate and long-term U.S. and/or non-U.S. money market securities.

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Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises. Issuer-specific conditions may also affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Equity Funds and the Asset Allocation Funds (through their investments in exchange traded funds (“ETFs”). An investment in the Equity Funds and Asset Allocation Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fixed Income Funds and the Asset Allocation Funds (indirectly through their investments in ETFs). Issuer-specific conditions may also affect the value of a Fund’s investment. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of a Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

These events and possible continuing market turbulence may have an adverse effect on Fund performance.

BLOCKCHAIN TECHNOLOGY. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which are extremely speculative and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes.

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Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption or various other forms of cybersecurity breaches. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cyber-attacks affecting the Funds or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index provider, other third-party service providers, the App, blockchain networks or intermediaries may adversely impact the Funds or their shareholders. For instance, cyber-attacks may impact a Fund’s ability to calculate its NAV, impede trading or cause the release of private shareholder information or confidential company information, which may require attendant breach notification and credit monitoring costs, and subject a Fund to regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs). A Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Because technology is frequently changing, new ways to carry out cyber-attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyberattack. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

LIQUIDITY RISK. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that a Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, a Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. A Fund may also need to sell some of a Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by a Fund for securities may be based on institutional “round lot” sizes, but a Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect a Fund’s ability to accurately value its investments.

The market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

MARKET RISK. The market value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that a Fund’s securities will participate in or otherwise benefit from the advance.

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TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”) and its shareholders, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. If for any taxable year a Fund does not qualify as a RIC and were ineligible to or were not to cure such failure, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of a Fund’s current and accumulated earnings and profits. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please refer to the section of this SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in a Fund.

The following is a description of other risks associated with distributed ledger technology:

USE OF BLOCKCHAIN. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The use of blockchain technology for an open-end registered investment company, such as the Funds, is untested. In the event of a conflict between the blockchain record and the record held by the Funds’ transfer agent, WisdomTree Transfers, Inc. (“Transfer Agent”), the Transfer Agent’s record will be determinative.

The recording of Fund shares on the blockchain will not affect a Fund’s investments. The Funds will not invest in any digital assets (referred to as, among other things, virtual currencies).

Users of the blockchain networks generally must pay transaction fees (such as in the form of “ether,” or “lumens,” the native digital assets for the operation of Ethereum or Stellar, respectively) to the networks in order to validate or consummate a transaction. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks, or otherwise paid in relation to tasks being performed by the blockchain or other operational considerations associated with the blockchain. Because blockchains networks impose different transaction fees, certain networks may be less efficient or more costly for smaller accounts or smaller transactions.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions, including in relation to upgrades on changes in the applicable blockchain, or the inability or other challenges, including fraud considerations or transaction invalidity, of a layer 2 blockchain in publishing information to a layer 1 blockchain. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Funds could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Funds may choose to reevaluate a particular network for a Fund’s shares in the event of future or recurring delays.

In the future, the ownership of a Fund’s shares may be maintained and recorded on a blockchain network without integrated off-chain recordkeeping, although there is no guarantee that this will occur. The Funds’ Adviser believes that the use of blockchain may, in the future, permit reduced settlement times and provide other benefits to Fund shareholders.

Furthermore, in the future, the shares may be available for purchase or sale in a secondary trading market (such as an electronic trading platform that is registered with the SEC as an alternative trading system (ATS)). Any disruption to the operations of an ATS, including a broker-dealer’s interface with an ATS, could materially disrupt trading in, or potentially result in a complete halt in the trading of, a Fund’s shares on that platform. The Funds have no current agreement to make their shares available for trading on any ATS, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

To the extent investors or potential investors engage in transfers between each other at a price other than NAV, such transfers may, in certain circumstances, have legal implications for those persons under the federal securities laws or otherwise. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of Fund shares. The Transfer Agent cannot ensure the reliability of any transfer other than transfers of Fund shares that a shareholder instructs the Transfer Agent to make.

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There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded primarily on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way the shares are issued and recorded as compared to shares in a traditional open-end investment company, there is a risk that issues that might easily be resolved by existing operations or law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on a Fund’s current or future business or the shares.

BLOCKCHAIN NETWORKS. The reliability of a network (and its underlying blockchain ledgers), whether a layer 1 or layer 2 blockchain, on which the shares will rely could decline due to a variety of causes, adversely affecting the functionality of the shares and an investment in a Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The reliability of such networks for the functionality of the shares depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11.	The price of the blockchain asset associated with the respective network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

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Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect a Fund’s operations or the functionality of the shares.

Furthermore, a blockchain record stores the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a shareholder’s identity and complete transaction history in a Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of a Fund.

Stellar has a maximum fixed supply of 50 billion lumens (XLM). XLM is used to pay for transaction fees on the Stellar blockchain with no ongoing burn mechanism. However, in 2019, the Stellar Development Foundation burned approximately 55 billion XLM to reduce the total supply.

Ethereum does not have a fixed supply cap. The issuance rate of ether (ETH) is dynamic and depends on the total amount of ETH staked. ETH is used to pay transaction fees, which consists of a base fee and a priority fee (i.e., a fee paid to validators to incentivize the inclusion of transactions in a block). The base fee is burned and is approximately 80% of the total transaction fee. This mechanism can lead to periods where the amount of ETH burned surpasses the amount issued, resulting in a net deflationary effect on the total supply.

Avalanche has a maximum supply of 720 million AVAX tokens. AVAX is issued as staking rewards to validators. The rate of issuance is dynamic and depends on the amount staked and the duration of staking, with an annualized inflation rate of approximately 5%. AVAX is used to pay transaction fees and all transaction fees are burned.

The Stellar network’s transactions are verified on the Stellar blockchain through proof-of-agreement protocol. In proof-of-agreement, the validators approve transactions in agreement with other trusted participants to achieve consensus. In contrast, the process by which Ethereum and Avalanche transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset into a smart contract, or computer program, stored on the network.

Further, the layer 2 blockchains of Arbitrum, Base and Optimism use “optimistic roll-ups” to validate transactions. Optimistic roll-ups combine multiple transactions into one transaction for validation, which is then published to the Ethereum blockchain ledger. Optimistic rollups assume that the transactions contained within the rollup are valid. It is possible to contest transactions through a dispute resolution mechanism if a validator suspects fraudulent behavior.

BLOCKCHAIN NETWORK SUITABILITY. Although the Transfer Agent does not endorse or recommend any particular blockchain, and an investor should independently assess any blockchain for their own purposes and uses cases, the Transfer Agent will nonetheless review information (which may include information from one or more affiliates) related to a blockchain in relation to allowing a blockchain to be used to support digital representations of Fund shares, including the following:

•	Operational Integrity and Scalability: Each supported blockchain should generally demonstrate consistent performance and adequate scalability.

•	Transaction Costs: Each supported blockchain should have reasonably understandable transaction fees.

•	Transparency: Each supported blockchain should be able to support the Transfer Agent’s permissioned framework on public, permissionless blockchains in seeking to ensure that only pre-approved wallets can participate in transactions involving digital representations of Fund shares.

•	Burning and Minting Process: For investors seeking to move digital representations of Fund shares between two different blockchains, each supported blockchain should be able to support the Transfer Agent’s management of a burning and minting process. This process involves reducing the balance of shares on the originating blockchain to zero by recording a “burning” transaction, and then minting an equivalent number of shares on the destination blockchain. This controlled burning and minting process seeking to ensure that the movement of shares between blockchains does not result in any dilution or duplication of Fund shares.

Investors should note that they may experience materially different service levels on different blockchains.

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BLOCKCHAIN REGULATION. Regulation of blockchain technologies is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Funds, and thus the Funds’ shareholders. Failure by the Funds or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Funds (and thus to the Funds’ shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Funds’ ability to issue and redeem shares or otherwise make distributions on shares, the secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by a Fund) and the structure, rights and transferability of the shares (should shareholders be permitted to transfer or exchange shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Funds’ current or future activities.

In addition, because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Funds’ current or future business or the shares.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the networks, such as Stellar and Ethereum, and their users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact a Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Funds and the Funds’ service providers.

OPERATIONS AND TECHNOLOGY. The Funds, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds’ service providers, counterparties, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, a Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose a Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

A discussion of some of the other risks associated with an investment in each Fund is contained in the Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of the investment strategies and types of investments used by some or all of the Funds is set forth below. The Asset Allocation Funds principally invests in “Investment Company Securities”, as described below, and thereby obtains exposure to the non-derivative investments described below, as applicable, through such Investment Company Securities as opposed to investing directly in such investments. With respect to derivatives, the Asset Allocation Funds may invest in such investments directly or may have exposure through its investments in Investment Company Securities that hold derivatives.

BANK DEPOSITS AND OBLIGATIONS. Each Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in a Fund.

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COMMERCIAL PAPER. The Fixed Income Funds and Asset Allocation Funds may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by a Fund generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. Commercial paper issuers in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(a)(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. A Fund will not use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements and credit-linked notes.

Regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Fund more costly, and may otherwise adversely impact the performance and value of derivatives. Regulatory developments also may change the way in which a Fund itself is regulated. Such developments may affect a Fund’s ability to invest or the extent to which it may invest in certain derivatives and subject the Fund to additional regulatory requirements. Complying with new requirements may increase the cost of the Fund’s investments and the cost of implementing the Fund’s investment program and related operations, which could adversely affect the Fund’s performance. In August 2022, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), replaced the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige a Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, a Fund’s investment in such derivatives is limited through a value-at-risk (“VaR”) test. If a Fund uses derivatives in more than a limited specified exposure amount, it is required to establish and maintain a derivatives risk management program, subject to oversight by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”), and appoint a derivatives risk manager to implement such program.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund using currency forwards may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

With regard to each Fund, WisdomTree Digital Management expects to claim relief from the definition of commodity pool operator (“CPO”) under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Digital Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

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Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

The Funds may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

Futures, Options and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. A Fund’s investments in listed futures contracts will be backed by investments in liquid assets in an amount equal to the exposure of such contracts. The Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

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Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

EQUITY SECURITIES. Each Equity Fund invests in equity securities and the Asset Allocation Funds invests in ETFs which have attributes of equity securities described herein. Equity securities, such as the common stocks of an issuer or ETFs, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

FIXED INCOME SECURITIES. The Fixed Income Funds and Asset Allocation Funds invest (and the Equity Funds may invest) in fixed income securities, U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income funds may be higher than normal.

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FLOATING AND ADJUSTABLE RATE NOTES. Each Fixed Income Fund and the Asset Allocation Funds may invest (and the Floating Rate Treasury Digital Fund invests) in floating rate public obligations of the U.S. Treasury. The Funds may also invest in floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by a Fund may not be longer than 397 days (and therefore would be considered to be within a Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of a Fund.

FLOATING AND VARIABLE RATE NOTES (Government Money Market Fund). The Fund will invest in floating rate public obligations of the U.S. Treasury and government sponsored entities. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by the Fund may not be longer than 397 days (and therefore would be considered to be within the Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the weighted average portfolio maturity of the Fund but not the weighted average portfolio life.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize a Fund to invest in securities, contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) under the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

ILLIQUID INVESTMENTS (Government Money Market Fund). Although the Fund does not intend to do so, as a matter of policy, the Fund may invest up to an aggregate amount of 5% of its net assets in illiquid investments. The Fund may not invest in illiquid investments if, as a result of such investment, more than 5% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis.

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INVESTMENT COMPANY SECURITIES. Each Fund may invest (and the Asset Allocation Funds invest) in the securities of other investment companies (including ETFs), including ETFs that are advised by an affiliate of the Adviser. Unless otherwise permitted by the 1940 Act or rule thereunder, the 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. The Asset Allocation Funds invest in excess of such limits in reliance on provisions and/or rules under the 1940 Act.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for a Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund treats such transactions as Derivatives Transactions, as defined in Rule 18f-4 under the 1940 Act subject to the VaR Test under Rule 18f-4.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when a Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

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TRACKING STOCKS. Each Equity Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities and Delayed Delivery Transactions.  When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, a Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivative Transactions under the Rule.

U.S. GOVERNMENT SECURITIES. Each Fixed Income Fund and the Asset Allocation Funds invest (and the Equity Funds may invest) in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Voya Managed Funds

Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

All Mellon Managed Funds

Mellon has a fiduciary responsibility to our clients. We seek to make proxy-voting decisions that are in the best long-term economic interest of our clients as shareholders. We understand that we owe each of our clients a duty of care and loyalty with respect to voting proxies. Our approach to proxy voting is with the same analysis and engagement that we apply to all of our investment activities.

In general, we employ proxy voting to:

•	Align the interests of a company’s management and board of directors with those of the company’s shareholders,
•	Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders,
•	Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval, and
•	Promote adequate disclosure about a company’s business operations and financial activity

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The Committee reviews all shareholder resolutions related to Environmental and Social considerations on a case-by-case basis. Our belief is that a company’s environmental, social and governance (ESG) practices have a long-term effect on a company’s economic value, and therefore we consider these factors when voting proxies. We have created Proxy Voting Guidelines (“voting guidelines”) and established a Proxy Voting and Governance Committee (the “Committee”) that is comprised primarily of senior investment professionals.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Mellon pays particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new topics or proposals and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with such guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

All Funds

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Digital Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. Once available, the current Form N-PX for the Fund may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

INDEX DESCRIPTIONS

A description of each Index on which each Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index, including the components and weightings of the Indexes, as well as Index methodology, which contains the rules that govern inclusion and weighting in each of the Indexes, is available on the Index provider’s website.

WisdomTree Floating Rate Treasury Digital Fund. The Solactive U.S. Treasury Floating Rate Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree Short-Term Treasury Digital Fund. The Solactive U.S. 1-3 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree 3-7 Year Treasury Digital Fund. The Solactive U.S. 3-7 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree 7-10 Year Treasury Digital Fund. The Solactive U.S. 7-10 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree Long-Term Treasury Digital Fund. The Solactive U.S. 20+ Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree TIPS Digital Fund. The Solactive U.S. Treasury Inflation-Linked Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

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WisdomTree 500 Digital Fund. The WisdomTree 500 Index is rebalanced annually. At each reconstitution of the Index, U.S. listed equities that are eligible for inclusion in the Index that meet eligibility as described in the Fund’s Prospectus are included.

WisdomTree Technology & Innovation 100 Digital Fund. The WisdomTree Technology and Innovation 100 Index is rebalanced annually. At each reconstitution of the Index, U.S. listed equities that are eligible for inclusion in the Index that meet eligibility as described in the Fund’s Prospectus are included.

Number of Index Components. The approximate number of components of each Index is disclosed herein as of September 30, 2024.

Name of Index	Approximate Number of Components
Solactive U.S. Treasury Floating Rate Bond Index	8
Solactive U.S. 1-3 Year Treasury Bond Index	96
Solactive U.S. 3-7 Year Treasury Bond Index	95
Solactive U.S. 7-10 Year Treasury Bond Index	12
Solactive U.S. 20+ Year Treasury Bond Index	40
Solactive U.S. Treasury Inflation-Linked Bond Index	48
WisdomTree 500 Index	500
WisdomTree Technology and Innovation 100 Index	100

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

Information about each Fund’s portfolio holdings will be made available each business day.

Access to a Fund’s portfolio holdings prior to daily publication is permitted to personnel of the Adviser, Sub-Adviser, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund will disclose its portfolio holdings online at www.wisdomtree.com/investments. Online disclosure of such holdings is publicly available at no charge.

Each Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below and its investment objective, which is also a non-fundamental policy, without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding senior securities, “senior securities” are generally Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits a Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. A Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

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Borrowing

Borrow money, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding borrowing, the 1940 Act generally permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of a Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, each Fund (except the WisdomTree Technology & Innovation 100 Digital Fund, which is non-diversified) will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of a Fund’s total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration of Investments

 All Funds (except the WisdomTree 500 Digital Fund and WisdomTree Technology & Innovation 100 Digital Fund)

A Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

WisdomTree 500 Digital Fund and WisdomTree Technology & Innovation 100 Digital Fund

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Each Fixed Income Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of its underlying Index, and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. A Fixed Income Fund’s investment in derivatives, if any, will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

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If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund's securities that constitute more than 5% of the Fund's total assets, in the aggregate, might exceed 25% of the Fund's total assets. In these circumstances, the Adviser or applicable Sub-Adviser might determine that it is in the best interests of a Fund's shareholders not to reduce one or more of the Fund's holdings in securities that constitute more than 5% of the Fund's total assets. If the Adviser or applicable Sub-Adviser makes such a determination, a Fund's holdings in such securities would continue to exceed 25% of the Fund's total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund's total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund's assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund's total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, Distributor (as defined below) and Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

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The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust. There is no stated term of office for the Trustees. Nevertheless, pursuant to the Board’s retirement policy, each Trustee who is not an “interested person” as defined in the 1940 Act (i.e., “Independent Trustees”), must retire from, and cease to be a member of, the Board of Trustees at the end of the calendar year in which the Independent Trustee first attains the age of seventy-seven years; provided, however, that an Independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-seven years (each calendar year, a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term, a majority of the Board’s other Independent Trustees approves excepting the Independent Trustee from the general retirement policy set out above. An Independent Trustee may serve a maximum of three Waiver Terms. The address of each Trustee and Officer is c/o WisdomTree Digital Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

The Chairman of the Board, Joseph Keenan, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (75%) of Independent Trustees. There is an Audit Committee and Governance and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Trustees Who Are Interested Persons of the Trust

Stuart Bell (1983)	Trustee, 2022 – present; President, 2022-present	Chief Operating Officer of WisdomTree Digital Management since 2022; Chief Operating Officer of WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	13	Director, WisdomTree Digital++ and WisdomTree Asset Management, Inc.

Trustees Who Are Not Interested Persons of the Trust

Joseph Keenan (1962)	Trustee, 2022-present; Chairman of the Board, 2022-present.	Founder and Sole Proprietor of Target Consulting LLC (asset management consultant) since 2019; Senior Vice President of SS&C Technologies (fund administrator, accounting agent and transfer agent) from 2019 to 2020; Managing Director, Global Head of Sales and Relationship Management – Asset Managers and Sovereigns of BNY Mellon (custodial bank, fund administrator and accounting agent) from 2015 to 2018.	13	Trustee, ALPS ETF Trust

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Mary Moran Zeven* (1961)	Trustee, 2022-present	Director of the Graduate Tax Program, Boston University School of Law, 2022; Director of the Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company (custodial bank, fund administrator and accounting agent) from 2000 to 2019.	13	Independent Trustee, M Funds, Inc. (2019-Present), Beacon Pointe Multi-Alternative Fund (2023-Present), Booster Income Opportunities Fund (2024-Present), 83 Investment Group Income Fund (2024-Present)

Nicholas Fusco** (1983)	Trustee, 2022-present	Founder and CEO of ApeVue (private investment pricing service and independent data provider) from 2021 to present; Chief Revenue Officer of Semantic Evolution (financial technology, artificial intelligence and data extraction provider) from 2019 to 2021; Director, Fixed Income Product Sales at IHS Markit (financial data provider) from 2014 to 2019.	13	None

Officers of the Trust

Stuart Bell*** (1983)	President, 2022- present; Trustee, 2022-present	Chief Operating Officer, WisdomTree Digital Management since 2022; Chief Operating Officer, WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	13	See Interested Trustee Table Above.

William Peck*** (1990)	Vice President, 2022-present	Head of Digital Assets, WisdomTree Digital++, since 2021; Head of Strategy and Emerging Technology, WisdomTree Asset Management, Inc., from 2014 to 2021.	13	Not Applicable

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Ryan Louvar*** (1972)	Chief Legal Officer and Secretary, 2022-present	Chief Legal Officer and Head of Business and Legal Affairs, WisdomTree Digital++, since 2021; General Counsel, WisdomTree Asset Management, Inc., 2013 to 2021.	13	Not Applicable

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Terry Jane Feld*** (1960)	Chief Compliance Officer, 2022-present	Chief Compliance Officer, WisdomTree Digital Management since 2022 and WisdomTree Asset Management, Inc. since 2012; Head of Compliance, WisdomTree Asset Management since 2012.	13	Not Applicable

John Davidson*** (1960)	AML Compliance Officer, 2022-present	Global Head of Financial Crimes, WisdomTree Digital++ since 2022; Managing Director and Global Head of Financial Crimes, E*Trade (acquired by Morgan Stanley), 2007 to 2021.	13	Not Applicable

David Castano*** (1971)	Treasurer, 2022-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	13	Not Applicable

Clint Martin*** (1977)	Assistant Treasurer, 2022-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	13	Not Applicable

Joshua Mayo*** (1989)	Assistant Secretary, 2022-present	Senior Counsel, Digital Assets, WisdomTree Digital++, since 2023 (previously Counsel from 2022-2023); Associate Counsel (Corporate & Commercial), Axogen, Inc., 2021 to 2022; Corporate Attorney (Legal Specialist – U.S. Regulatory), PIMCO, 2018 to 2021; Corporate Attorney (Legal and Compliance), Artivest, Inc., 2017 to 2018.	13	Not Applicable

_________________

* Chair of the Governance and Nominating Committee

** Chair of the Audit Committee

*** Elected by, and serves at the pleasure of, the Board.

+ As of November 1, 2024.

++ WisdomTree Digital refers to the separate division within WisdomTree and its affiliates commencing in 2021 and includes the separate advisory subsidiary, WisdomTree Digital Management, commencing in 2022.

Trustees Who Are Not Interested Persons of the Trust

Audit Committee. Messrs. Fusco and Keenan and Ms. Moran Zeven, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended June 30, 2024,the Audit committee held five meetings.

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Governance and Nominating Committee. Ms. Moran Zeven and Messrs. Keenan and Fusco, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. During the fiscal year ended June 30, 2024, the Governance and Nominating Committee held four meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Keenan is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, investment products and new financial technologies. His experience includes global fund services and operations, global fund relationship management, evolving financial products and financial technologies and financial services business development.

The Board has concluded that Ms. Moran Zeven is qualified to serve as Trustee of the Trust because of the experience she has gained in the financial services and legal industries. Her experience includes global fund services and operations, with a particular focus on related legal matters, as well as overseeing a graduate program in banking and financial law at a major university focused on the evolving global financial industry and application of laws related thereto.

The Board has concluded that Mr. Fusco is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, financial pricing data and new financial technologies. His experience includes complex financial product and data analysis, complex pricing data and services, and financial services data extraction and artificial intelligence technology.

The Board has concluded that Mr. Bell is qualified to serve as Trustee of the Trust because of the experience he has gained as Chief Operating Officer of WisdomTree Asset Management, Inc. and the Adviser, the experience he has gained serving as Director of International Business for WisdomTree Asset Management, Inc., and his knowledge of and experience in the financial services industry.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

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Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Stuart Bell	–	–	–
Independent Trustees
Joseph Keenan	WisdomTree Floating Rate Treasury Digital Fund	$0 - $10,000	$0 - $10,000
Mary Moran Zeven	–	–	–
Nicholas Fusco	WisdomTree Technology & Innovation 100 Digital Fund	$10,001 - $50,000	$10,001 - $50,000

Board Compensation. Prior to March 20, 2025, the Independent Trustees received an annual fee of $50,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving an additional fee of $10,000 per annum, payable in quarterly increments at each quarterly meeting. An Interested Trustee is not compensated by the Trust. Effective March 20, 2025, the Independent Trustees received an annual fee of $80,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving an additional fee of $15,000 per annum, payable in quarterly increments at each quarterly meeting. An Interested Trustee is not compensated by the Trust. The Trustees do not accrue pension or retirement benefits as part of the Trust’s expenses, and Trustees do not receive annual benefits upon retirement.

Control Persons and Principal Holders of Securities.

As of October 11, 2024, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding shares of a Fund is set forth in the table below.  In addition, certain officers, employees, accounts or affiliates of WisdomTree Digital Management, Inc., or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor.

Name of Fund	Held By	% of Fund

WisdomTree Floating Rate Treasury Digital Fund	WisdomTree, Inc. 250 West 34th Street, 3rd Floor | New York, NY 10119	60.70%
	Jeremy Schwartz 250 West 34th Street, 3rd Floor | New York, NY 10119	22.45%
	Natalya Ziganshina 250 West 34th Street, 3rd Floor | New York, NY 10119	6.04%
WisdomTree Short-Term Treasury Digital Fund	WisdomTree, Inc.	99.55%
WisdomTree 3-7 Year Treasury Digital Fund	WisdomTree, Inc.	99.90%
WisdomTree 7-10 Year Treasury Digital Fund	WisdomTree, Inc.	99.91%
WisdomTree Long-Term Treasury Digital Fund	WisdomTree, Inc.	99.88%
WisdomTree TIPS Digital Fund	WisdomTree, Inc.	99.92%
WisdomTree Short-Duration Income Digital Fund	WisdomTree, Inc.	99.35%
WisdomTree 500 Digital Fund	WisdomTree, Inc.	99.78%
WisdomTree Technology and Innovation 100 Digital Fund	WisdomTree, Inc.	95.85%
WisdomTree Siegel Global Equity Digital Fund	Jeremy Schwartz	44.18%
	WisdomTree, Inc.	28.36%
	Jeremy Siegel 250 West 34th Street, 3rd Floor | New York, NY 10119	14.64%
WisdomTree Siegel Moderate Digital Fund	WisdomTree, Inc.	65.52%
	Natalya Ziganshina	12.14%
	Anthony Bossone 250 West 34th Street, 3rd Floor | New York, NY 10119	11.92%
	Bryan Edmiston 250 West 34th Street, 3rd Floor | New York, NY 10119	9.34%
WisdomTree Siegel Longevity Digital Fund	WisdomTree, Inc.	68.91%
	Bryan Edmiston	10.38%
	Ryan Louvar 250 West 34th Street, 3rd Floor | New York, NY 10119	6.53%
	Anthony Bossone	6.37%
	Natalya Ziganshina	6.37%
WisdomTree Government Money Market Digital Fund	WisdomTree Digital Movement, Inc. 250 West 34th Street, 3rd Floor | New York, NY 10119	49.98%
	WisdomTree, Inc.	43.25%

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Persons or entities who beneficially own more than 25% of a Fund may be deemed to control the Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Investment Adviser.

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Delaware corporation registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, the Adviser is responsible for the overall management and administration of the Trust. The Adviser provides an investment program for each Fund. The Adviser also provides oversight of the Sub-Advisers, monitoring of the Sub-Advisers’ buying and selling of securities for the Fund, and review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending (when implemented), and all other non-distribution-related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board of Trustees;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and shareholder reporting;
•	Overseeing each Fund’s tax status and tax filings;
•	Providing the Trust with records concerning the activities that the Trust is required to maintain; and
•	Rendering applicable reports to the Trust's officers and Board of Trustees.

The Adviser’s experience is limited to managing the Funds and the Adviser has limited experience in blockchain technology.

The Trust pays the Adviser a management fee, based on a percentage of each Fund’s average daily net assets, indicated below.

Fund	Management Fee Rate
WisdomTree Floating Rate Treasury Digital Fund	0.05%
WisdomTree Short-Term Treasury Digital Fund	0.05%
WisdomTree 3-7 Year Treasury Digital Fund	0.05%
WisdomTree 7-10 Year Treasury Digital Fund	0.05%
WisdomTree Long-Term Treasury Digital Fund	0.05%
WisdomTree TIPS Digital Fund	0.05%
WisdomTree Short-Duration Income Digital Fund	0.15%
WisdomTree 500 Digital Fund	0.05%
WisdomTree Technology & Innovation 100 Digital Fund	0.10%
WisdomTree Siegel Global Equity Digital Fund	0.15%
WisdomTree Siegel Moderate Digital Fund	0.15%
WisdomTree Siegel Longevity Digital Fund	0.15%
WisdomTree Government Money Market Digital Fund	0.25%

With regards to the management fee under the Investment Advisory Agreement for each Fund, the Adviser provides investment advisory services and pays each Fund’s operating expenses, with certain exceptions, in return for a “unitary fee.”

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For the fiscal year ended June 30, 2024, the Adviser received the following fees:

		For the Fiscal Year Ended June 30, 2024
Fund Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee
WisdomTree Floating Rate Treasury Digital Fund	1/19/2023	$648	–	$648
WisdomTree Short-Term Treasury Digital Fund	12/14/2022	$513	–	$513
WisdomTree 3-7 Year Treasury Digital Fund	1/19/2023	$485	–	$485
WisdomTree 7-10 Year Treasury Digital Fund	1/19/2023	$470	–	$470
WisdomTree Long-Term Treasury Digital Fund	1/19/2023	$431	–	$431
WisdomTree TIPS Digital Fund	1/19/2023	$479	–	$479
WisdomTree Short-Duration Income Digital Fund	1/19/2023	$1,505	–	$1,505
WisdomTree 500 Digital Fund	1/19/2023	$1,550	–	$1,550
WisdomTree Technology & Innovation 100 Digital Fund	1/19/2023	$3,004	–	$3,004
WisdomTree Siegel Global Equity Digital Fund	12/6/2023	$264	–	$264
WisdomTree Siegel Moderate Digital Fund	12/6/2023	$101	–	$101
WisdomTree Siegel Longevity Digital Fund	12/6/2023	$117	–	$117
WisdomTree Government Money Market Digital Fund	11/7/2023	$7,473	–	$7,473

The Adviser, from its own resources, including profits from management fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Additional Arrangements with WisdomTree Digital Management

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Funds’ shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Funds, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Funds, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. As compensation for providing such services, each Fund shall pay an annual fee to WisdomTree of 0.00% of its average daily net assets (the “Services Fee”). Such Services Fee may be increased upon approval by a majority of the Board and, if such approval is provided, only after at least sixty (60) days’ prior notice of such approved fee shall have been provided to each Fund’s shareholders. The initial term of such contractual arrangement is one (1) year, which will automatically renew from year to year provided such continuance is approved by a majority of the Board. Either party may choose to not renew by providing written notice to the other at least thirty (30) days prior to the next renewal period

Sub-Advisers.

Voya Investment Management Co. LLC. Voya Investment Management Co. LLC (“Voya IM”) serves as sub-adviser to, and is responsible for, the day-to-day management of the Fixed Income Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM manages each Fixed Income Fund portfolio investments and places orders to buy and sell each such Fund’s portfolio investments. The Adviser pays Voya IM for providing sub-advisory services to the Fixed Income Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

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The Sub-Advisory Agreement, with respect to the Fixed Income Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve a Fund’s Sub-Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

Voya IM utilizes a team of investment professionals acting together to manage the Fixed Income Funds’ assets. Each Fund is managed by Voya IM’s Fixed Income Team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Fixed Income Fund’s portfolio are Brian Timberlake, CFA, PhD, Andrew Higley, CFA, and Anuranjan Sharma .

As of June 30, 2024, the Fixed Income Team managed 4 registered investment companies with approximately $2.5 billion in assets; 2 pooled investment vehicles; and 4 other accounts with approximately $743 million in assets.

Portfolio Manager Fund Ownership. As of September 30, 2024, none of the portfolio managers owned shares of the WisdomTree Fixed Income Funds.

Portfolio Manager Compensation.

Voya IM’s compensation system for investment professionals is based on base salary, performance bonus, and equity or equity-like incentives or other long-term retention programs.

We realize that the success of our firm is largely dependent on our ability to attract and retain key investment professionals. The firm's compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive.

Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses and generally participate in the firm's long-term compensation program. Portfolio managers of private funds may be eligible for carried interest allocations.

Bonus program

The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability, and is structured to drive performance and promote retention of top talent. Individual bonus target awards are based on external market data and internal comparators.

Investment performance is measured on both a relative and absolute basis in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM include a review of firm profitability, team performance and the investment professional’s individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed annually by the firm’s executive management, and include the measures of investment performance versus benchmark and peer groups over one-, three- and five-year periods, as well as contributions to the firm’s revenue growth and profitability.

Discretionary bonuses for non-investment professionals are structured similarly.

The annual incentive bonus may be subject to deferral into a long-term compensation plan, as determined by the plan in effect at the time of payment.

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Long-term compensation

Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants are eligible to receive annual awards determined by the Executive Leadership Team based largely on investment performance and their contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya long-term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM mutual funds. Awards are subject to a time-based vesting schedule.

Mellon Investments Corporation. Mellon Investments Corporation (“Mellon”) serves as sub-adviser to, and is responsible for the day-to-day management of the Equity Funds and the Asset Allocation Funds. Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. Mellon manages each Equity Fund’s and Asset Allocation Funds’ portfolio investments and places orders to buy and sell such Funds’ portfolio investments. WisdomTree Digital Management pays Mellon for providing sub-advisory services to each Fund.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Equity Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the Fund’s Sub-Advisory Agreement, WisdomTree Digital Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Digital Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

Mellon utilizes a team of investment professionals acting together to manage the Equity Fund’s assets. The Equity Funds are managed by Mellon’s Equity Index Strategies Team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objective.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll.

As of August 31, 2024, Mellon’s Equity Index Strategies Portfolio Management team managed 131 registered investment companies with approximately $150 billion in assets; 122 pooled investment vehicles with approximately $114 billion in assets; and 64 other accounts with approximately $151 billion in assets.

Portfolio Manager Fund Ownership. As of September 30, 2024, none of the portfolio managers owned shares of the Equity Funds.

Portfolio Manager Compensation.

Mellon’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients.

Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles.

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The following factors encompass Mellon’s investment professional rewards program.

Base salary

Annual cash incentive

Long-Term Incentive Plan (applicable only to select senior individuals)

BNY restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fixed Income Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fixed Income Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fixed Income Funds.

Description of Material Conflicts of Interest – Mellon.

The Adviser will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. The Adviser’s compliance policies are designed to ensure that all client accounts are treated equitably over time.

All Funds

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

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Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non- discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub- advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a Fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a Fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

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Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Advisers’ existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust, the Adviser and the Sub-Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator and Custodian. The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Custody and Foreign Custody Manager Agreements between the Trust and BNY Mellon, respectively, BNY Mellon serves as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust and for the Funds. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for BNY Mellon and/or to indemnify BNY Mellon for certain liabilities.

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Transfer Agent. WisdomTree Transfers, Inc. (“WisdomTree Transfers”) serves as Transfer Agent for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, NY 10119. WisdomTree Transfers has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds and as dividend disbursing agent of the Trust. WisdomTree Transfers maintains the official record of share ownership with a blockchain integrated record-keeping system on one or more blockchains. The Transfer Agent’s experience is limited to the Funds and the Transfer Agent has limited experience in blockchain technology. As compensation for the foregoing services, WisdomTree Transfers receives certain out-of-pocket costs and account fees.

Securities Lending Activities. To the extent a lending agent (“Lending Agent”) is engaged, such lending agent will be responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). The Lending Agent would lend available securities with any person on its list of approved borrowers, including any affiliate thereof. Lending Agent would determine whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Lending Agent would ensure that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to Lending Agent. Lending Agent would receive and hold, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Lending Agent would mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Lending Agent would return the collateral to the borrower upon the return of the loaned securities to Lending Agent. Lending Agent would invest cash collateral in accordance with the Securities Lending Agreement. Lending Agent would maintain such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to each Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Lending Agent would perform compliance monitoring and testing of the securities lending program and, on a quarterly basis, make available to the Board a statement describing the outstanding loans and income made on such loans during the period.

The Funds have not engaged a Lending Agent and accordingly have not engaged in any lending activity as of the end of the most recent fiscal year and as such, such that it had no fees and/or compensation for securities lending activities and related services.

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually.

BROKERAGE TRANSACTIONS

The Sub-Advisers assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Advisers’ policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Advisers based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Advisers do not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

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Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal period ended June 30, 2024.

Fund Name	Commissions Paid for Fiscal Year Ended June 30, 2024
WisdomTree Short-Term Treasury Digital Fund	–
WisdomTree 500 Digital Fund	$10
WisdomTree Technology and Innovation 100 Digital Fund	$36
WisdomTree Floating Rate Treasury Digital Fund	–
WisdomTree 3-7 Year Treasury Digital Fund	–
WisdomTree 7-10 Year Treasury Digital Fund	–
WisdomTree Long-Term Treasury Digital Fund	–
WisdomTree TIPS Digital Fund	–
WisdomTree Short-Duration Income Digital Fund	$32
WisdomTree Siegel Global Equity Digital Fund	$31
WisdomTree Siegel Longevity Digital Fund	$16
WisdomTree Siegel Moderate Digital Fund	$21
WisdomTree Government Money Market Digital Fund	–

Affiliated Brokers

During the fiscal period ended June 30, 2024, the Funds did not pay any commissions to any affiliated brokers.

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Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal period ended June 30, 2024, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of June 30, 2024.

Fund Name	Name of Broker or Dealer	Aggregate Value of Holdings as of June 30, 2024
WisdomTree Floating Rate Treasury Digital Fund	None	–
WisdomTree Short-Term Treasury Digital Fund	None	–
WisdomTree 3-7 Year Treasury Digital Fund	None	–
WisdomTree 7-10 Year Treasury Digital Fund	None	–
WisdomTree Long-Term Treasury Digital Fund	None	–
WisdomTree TIPS Digital Fund	None	–
WisdomTree Short-Duration Income Digital Fund	None	–
WisdomTree 500 Digital Fund	JPMorgan Chase & Co.	$41,665
	Bank of America Corp.	$22,430
	Morgan Stanley	$11,274
	Goldman Sachs Group, Inc.	$10,403
	Citigroup, Inc.	$8,504
WisdomTree Technology & Innovation 100 Digital Fund	None	–
WisdomTree Siegel Global Equity Digital Fund	None	–
WisdomTree Siegel Moderate Digital Fund	None	–
WisdomTree Siegel Longevity Digital Fund	None	–
WisdomTree Government Money Market Digital Fund	None	–

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years or fiscal periods ended June 30, 2023 and June 30, 2024.

Fund Name	Portfolio Turnover Rate for Fiscal Year or Period Ended June 30, 2023	Portfolio Turnover Rate for Fiscal Year or Period Ended June 30, 2024
WisdomTree Short-Duration Income Digital Fund	3%	14%
WisdomTree 500 Digital Fund	1%	3%
WisdomTree Technology and Innovation 100 Digital Fund	1%	17%
WisdomTree 3-7 Year Treasury Digital Fund	13%	101%
WisdomTree 7-10 Year Treasury Digital Fund	16%	79%
WisdomTree Floating Rate Treasury Digital Fund	0%	78%
WisdomTree Long-Term Treasury Digital Fund	8%	6%
WisdomTree Short-Term Treasury Digital Fund	30%	256%
WisdomTree TIPS Digital Fund	38%	51%
WisdomTree Government Money Market Digital Fund	N/A	N/A
WisdomTree Siegel Moderate Digital Fund*	–	66%
WisdomTree Siegel Global Equity Digital Fund*	–	26%
WisdomTree Siegel Longevity Digital Fund*	–	23%

* The Fund commenced operations on December 5, 2023 and therefore did not have portfolio turnover for the fiscal year ended June 30, 2023.

Unless otherwise specified in the portfolio turnover rate table footnotes above, increases or decreases in portfolio turnover rate are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from purchases/redemptions of Fund shares.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Each share of a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

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Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Shareholders may make inquiries by writing to the Trust, c/o WisdomTree Digital Trust, 250 West 34th Street, 3rd Floor, New York, New York 10119.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, reduced by certain deductible expenses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

A Fund’s failure to qualify as a RIC could cause shareholders to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Please refer to the section of this SAI entitled “Taxes – Taxation of the Fund” for a more detailed explanation of the risks associated with a Fund’s failure to qualify as a RIC.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are fully distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

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However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at the regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at the corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment company taxable income are generally taxable as ordinary income, assuming the Fund has sufficient earnings and profits. Distributions from the Fund’s net capital gain, if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of Capital Gain Dividends are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. For individuals, long- term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

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For non-corporate shareholders, distributions of investment company taxable income reported by a Fund as “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends- received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by a Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to the Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to the Fund shares.

Since the Funds’ income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of distributions paid by each Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

Distributions from the Funds and capital gain on the sale of such Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds are generally required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a beneficial holder of Fund shares who is a non-U.S. person has a trade or business in the United States, and income from a Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain non-U.S. entities that hold shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

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Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by the Index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

DETERMINATION OF NAV (Money Market Fund)

The NAV of the Fund’s shares is calculated each day the Fund is open for business at the regularly scheduled close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time) (the “NAV Calculation Time”), except when the following federal holidays are observed: Columbus Day and Veterans Day. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to the Adviser. The Adviser has established the Fair Valuation Committee (the “Committee”) to fulfill these responsibilities. The Adviser reports to the Board on the fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

The Board has determined that it is in the best interests of the fund and its shareholders to maintain a stable net asset value per share using the amortized cost method of valuation. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

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Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true. A low or negative interest rate environment impacts, in a negative way, the Fund’s ability to provide a positive return, or yield, to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Although the stable share price is not guaranteed, the NAV of the Fund is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute its net realized capital gains, if any, to shareholders. A Fund may occasionally be required to make supplemental distributions at some other time during the year.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at One Oxford Centre, 32nd Floor, Pittsburgh, PA 15219-6401 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, appearing in the Trust’s Form N-CSR for the fiscal year ended June 30, 2024 and as filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Form N-CSR at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com/investments.

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